                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the common stock of AutoZone, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of the 10th day of October, 2000.

Date: October 10, 2000

                                        ESL PARTNERS, L.P.

                                        By:  RBS Partners, L.P., its general
                                               partner
                                        By:  ESL Investments, Inc., its general
                                               partner

                                             By:     /s/ EDWARD S. LAMPERT
                                                  -----------------------------
                                                         Edward S. Lampert
                                                         Chairman

                                        ESL LIMITED

                                        By:  ESL Investment Management, LLC,
                                             its investment manager

                                             By:     /s/ EDWARD S. LAMPERT
                                                  -----------------------------
                                                         Edward S. Lampert
                                                         Managing Member

                                        ESL INSTITUTIONAL PARTNERS, L.P.

                                        By:  RBS Investment Management, LLC,
                                             its general partner

                                             By:     /s/ EDWARD S. LAMPERT
                                                  -----------------------------
                                                         Edward S. Lampert
                                                         Managing Member


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                                        ACRES PARTNERS, L.P.

                                        By:  ESL Investments, Inc., its general
                                             partner

                                             By:     /s/ EDWARD S. LAMPERT
                                                  -----------------------------
                                                         Edward S. Lampert
                                                         Chairman

                                        MARION PARTNERS, L.P.

                                        By:  ESL Investments, Inc., its general
                                             partner

                                             By:     /s/ EDWARD S. LAMPERT
                                                  ------------------------------
                                                         Edward S. Lampert
                                                         Chairman

                                             /s/ EDWARD S. LAMPERT
                                             ----------------------------------
                                             EDWARD S. LAMPERT